EXHIBIT 10.16.1

                    INDEPENDENT CONTRACTOR SERVICES AGREEMENT

                                 by and between

                            NEAH POWER SYSTEMS, INC.

                                       and

                         MCBEE STRATEGIC CONSULTING, LLC

THIS INDEPENDENT CONTRACTOR SERVICES AGREEMENT (this "Agreement") is made by and between Neah Power Systems, Inc. ("Neah Power") and McBee Strategic Consulting, LLC, a Delaware limited liability corporation ("McBee Strategic"), as of February 15, 2005.

1. ENGAGEMENT OF SERVICES. Neah Power shall engage McBee Strategic to perform certain services on its behalf, as more fully described on Schedule A attached hereto.


2.       COMPENSATION.

         a. RETAINER FEE. As compensation for services rendered under this Agreement, Neah Power shall pay McBee Strategic a monthly cash retainer fee (the "Retainer Fee") in the amounts described below:

                  i. MONTHS 1 - 4. From February 15, 2005 to June 14, 2005, the Retainer Fee shall be Eight Thousand dollars ($8,000) per month.

                  ii. MONTHS 5 - 8. From June 15, 2005 to October 14, 2005, the Retainer Fee shall be Ten Thousand dollars ($10,000) per month.

                  iii. MONTHS 9 - 12. From October 15, 2005 to February 14, 2006, the Retainer Fee shall be Twelve Thousand dollars ($12,000) per month.

         b. FUTURE AGREEMENTS. Should Neah Power and McBee Strategic enjoy success in their endeavors under this Agreement, the parties agree to negotiate in good faith for the purpose of increasing the Retainer Fee to McBee Strategic's standard fee of Fifteen Thousand dollars ($15,000) in any subsequent agreements.

         c. DISCRETIONARY BONUS. In addition to the Retainer Fee, McBee Strategic shall be eligible to receive a performance-based cash bonus to be determined at the sole discretion of Neah Power's Chief Executive Officer.

         d. EXPENSES. McBee Strategic will be reimbursed for any reasonable travel expenses incurred at Neah Power's request and in connection with the performance of services under this Agreement, provided that McBee Strategic submits verification of such expenses as Neah Power may require.

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         e. PAYMENT. The Retainer Fee shall be payable in advance on the first day of each month. On the last day of each month, McBee Strategic will assess a late fee equal to one percent (1%) of any invoiced amount that remains unpaid and outstanding as of such date.

 3. INDEPENDENT CONTRACTOR RELATIONSHIP. McBee Strategic's relationship with Neah Power will be that of an independent contractor and nothing in this Agreement should be construed to create a partnership, joint venture, or employer-employee relationship. McBee Strategic is not the agent of Neah Power and is not authorized to make any representation, contract, or commitment on behalf of Neah Power.

 4. TERM. This Agreement shall remain in place from February 15, 2005 until February 14, 2006, or until terminated by either Neah Power or McBee Strategic as provided for in this Agreement. This Agreement shall be renewable after one year upon written consent of both Neah Power and McBee Strategic.

 5. TERMINATION. Either Neah Power or McBee Strategic may terminate this Agreement at any time and without any breach upon thirty (30) days' prior written notice.

                            [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Neah Power and McBee Strategic have caused this Independent
Contractor Services Agreement to be executed by their duly authorized representatives as of the date first set forth above.




NEAH POWER SYSTEMS, INC.:                 MCBEE STRATEGIC CONSULTING, LLC:

By:        /s/ David Dorheim              By:        /s/ Steve McBee
           -----------------                         ---------------
Name:      David Dorheim                  Name:      Steve McBee
Address:   22122 20th Ave. SE             Address:   701 Pennsylvania Avenue, NW
           Suite 161                                 Suite 675
           Bothell, Washington 98021                 Washington, DC 20004

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                                   SCHEDULE A

                                       to

                    INDEPENDENT CONTRACTOR SERVICES AGREEMENT

                                 by and between

                            NEAH POWER SYSTEMS, INC.

                                       and

                         MCBEE STRATEGIC CONSULTING, LLC

All capitalized terms used herein shall be deemed to have the meanings set forth in the Independent Contractor Services Agreement by and between Neah Power Systems, Inc. and McBee Strategic Consulting, LLC, dated as of February 15, 2005. Pursuant to the Agreement, McBee Strategic shall perform the following services for Neah Power:

o        Provide general business and governmental consulting.

o Monitor federal legislative and regulatory activity as it relates to Neah Power.

o Coordinate and attend meetings between Neah Power representatives and federal officials and staff.

o Provide regular and frequent feedback and status updates to Neah Power officials.

o Furnish office space and logistical support during Washington, DC visits.